Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT ¹

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	32,540	51,004			83,544	30,430	33,323	34,515	34,108	132,376
Equity in earnings of affiliates	252	635			887	153	153	337	119	762
Net gain (loss) on dispositions	6	117			123	1,087	(93)	11	1,979	2,984
Other income	204	288			492	56	139	116	127	438
Total Revenues and Other Income	33,002	52,044			85,046	31,726	33,522	34,979	36,333	136,560

Costs and Expenses
Purchased crude oil and products	29,216	43,664			72,880	27,660	29,077	30,219	29,137	116,093
Operating expenses	1,881	1,810			3,691	1,622	1,440	1,492	1,869	6,423
Selling, general and administrative expenses	537	538			1,075	519	582	792	544	2,437
Depreciation and amortization	558	585			1,143	791	816	826	818	3,251
Impairments	8	9			17	26	4	951	79	1,060
Taxes other than income taxes	234	127			361	233	218	221	119	791
Accretion on discounted liabilities	12	13			25	12	10	12	13	47
Interest and debt expense	286	314			600	221	264	259	295	1,039
Foreign currency transaction (gains) losses	10	13			23	(6)	(9)	8	6	(1)
Total Costs and Expenses	32,742	47,073			79,815	31,078	32,402	34,780	32,880	131,140
Income before income taxes	260	4,971			5,231	648	1,120	199	3,453	5,420
Income tax expense	41	1,092			1,133	122	212	32	526	892
Net Income	219	3,879			4,098	526	908	167	2,927	4,528
Less: net income attributable to noncontrolling interests	12	32			44	39	31	34	21	125
Net Income Attributable to Phillips 66	207	3,847			4,054	487	877	133	2,906	4,403

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	0.51	9.59			10.09	1.19	2.15	0.32	7.20	10.82
Diluted	0.51	9.55			10.05	1.18	2.15	0.32	7.17	10.79

Weighted-Average Common Shares Outstanding (thousands)
Basic	402,036	400,954			401,493	409,182	406,763	404,508	403,122	406,008
Diluted	403,273	402,618			403,472	410,505	407,929	405,549	405,146	408,053

Effective tax rate (%) ²	15.9%	22.0%			21.7%	18.8%	19.0%	16.0%	15.2%	16.5%
Adjusted effective tax rate (%) ²	15.7%	22.4%			22.1%	18.8%	22.0%	22.9%	22.6%	22.9%
1 Refer to Change in Basis of Presentation on page 14.
2 Effective tax rate (%) and Adjusted effective tax rate (%), as presented, are calculated using the underlying Income Tax Expense divided by Income Before Income Taxes. As such, recalculated tax rate percentages using the rounded
Income Before Income Taxes and Income Tax Expense may differ from the presented tax rates (%).

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	591	785			1,376	751	731	697	638	2,817
Chemicals	114	404			518	113	20	176	(12)	297
Refining ¹	208	3,062			3,270	(937)	359	(518)	822	(274)
Marketing and Specialties	(161)	583			422	1,282	571	251	2,396	4,500
Renewable Fuels	(41)	544			503	(185)	(133)	(43)	(19)	(380)
Corporate and Other	(451)	(407)			(858)	(376)	(428)	(364)	(372)	(1,540)
Income before income taxes	260	4,971			5,231	648	1,120	199	3,453	5,420
Less: income tax expense	41	1,092			1,133	122	212	32	526	892
Net Income	219	3,879			4,098	526	908	167	2,927	4,528
Less: net income attributable to noncontrolling interests	12	32			44	39	31	34	21	125
Net Income Attributable to Phillips 66	207	3,847			4,054	487	877	133	2,906	4,403

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	247	250			497	243	242	194	239	918
NGL	344	535			879	440	489	503	478	1,910
Total Midstream	591	785			1,376	683	731	697	717	2,828
Chemicals	85	404			489	113	20	176	19	328
Refining
Atlantic Basin/Europe	367	376			743	(199)	82	250	291	424
Gulf Coast	204	953			1,157	(333)	101	119	252	139
Central Corridor ¹	(418)	1,599			1,181	(50)	392	368	367	1,077
West Coast	55	158			213	(355)	(183)	(307)	(368)	(1,213)
Total Refining	208	3,086			3,294	(937)	392	430	542	427
Marketing and Specialties	(141)	514			373	265	660	477	439	1,841
Renewable Fuels	(41)	544			503	(185)	(133)	(43)	(19)	(380)
Corporate and Other	(451)	(407)			(858)	(355)	(383)	(364)	(363)	(1,465)
Adjusted income (loss) before income taxes	251	4,926			5,177	(416)	1,287	1,373	1,335	3,579
Less: adjusted income tax expense (benefit)	39	1,106			1,145	(78)	283	314	302	821
Adjusted Net Income (Loss)	212	3,820			4,032	(338)	1,004	1,059	1,033	2,758
Less: adjusted net income attributable to noncontrolling interests	12	32			44	30	31	34	31	126
Adjusted Net Income (Loss) Attributable to Phillips 66	200	3,788			3,988	(368)	973	1,025	1,002	2,632

Adjusted Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Diluted ²	0.49	9.41			9.88	(0.90)	2.38	2.52	2.47	6.44

Adjusted Weighted-Average Common Shares Outstanding (thousands)
Diluted	403,273	402,618			403,472	409,182	407,934	406,045	404,733	407,605

ADJUSTED EBITDA BY SEGMENT ³

	Millions of Dollars
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream
Transportation	306	316			622	300	301	292	299	1,192
NGL	554	730			1,284	585	671	672	653	2,581
Total Midstream	860	1,046			1,906	885	972	964	952	3,773
Chemicals	212	528			740	244	148	308	145	845
Refining ¹	423	3,307			3,730	(452)	867	904	1,019	2,338
Marketing and Specialties	(86)	580			494	315	718	525	488	2,046
Renewable Fuels	(18)	568			550	(162)	(110)	(18)	5	(285)
Corporate and Other	(161)	(138)			(299)	(94)	(94)	(89)	(77)	(354)
Adjusted EBITDA	1,230	5,891			7,121	736	2,501	2,594	2,532	8,363

1 Refer to Change in Basis of Presentation on page 14.
2 Income allocated to participating securities, if applicable, in the adjusted earnings per share calculation is the same as that used in the GAAP diluted earnings per share calculation. Recalculated diluted EPS using the rounded components may differ from the presented diluted EPS.
3 Refer to Use of Non-GAAP Financial Information on page 14. Also, refer to reconciliations of income (loss) before income taxes to segment Adjusted EBITDA in the "Midstream", "Chemicals", "Refining", "Marketing and
   Specialties", "Renewable Fuels", "Corporate and Other" sections, as well as the "Reconciliation of Consolidated Net Income to Adjusted EBITDA Attributable to Phillips 66" on page 14. Adjusted EBITDA and Adjusted EBITDA by segment presented includes our proportional share of selected equity affiliates.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Net gain on asset dispositions	—	—			—	68	—	—	—	68
Impairments	—	—			—	—	—	—	(79)	(79)
Total Midstream	—	—			—	68	—	—	(79)	(11)

Chemicals
Lower of cost or market inventory adjustment	29	—			29	—	—	—	(31)	(31)
Total Chemicals	29	—			29	—	—	—	(31)	(31)

Refining
Certain tax impacts	—	—			—	—	—	—	11	11
Impairments	—	—			—	—	—	(948)	—	(948)
Los Angeles Refinery cessation costs	—	—			—	—	—	—	(35)	(35)
Legal accrual	—	(24)			(24)	—	(33)	—	—	(33)
Legal settlement	—	—			—	—	—	—	181	181
Pending claims and settlements	—	—			—	—	—	—	123	123
Total Refining	—	(24)			(24)	—	(33)	(948)	280	(701)

Marketing and Specialties
Legal accrual ¹	(20)	(41)			(61)	—	—	(241)	(21)	(262)
Net gain (loss) on asset dispositions ²	—	110			110	1,017	(89)	15	1,978	2,921
Total Marketing and Specialties	(20)	69			49	1,017	(89)	(226)	1,957	2,659

Renewable Fuels	—	—			—	—	—	—	—	—

Corporate and Other
Impairments	—	—			—	(21)	—	—	—	(21)
Professional advisory fees	—	—			—	—	(45)	—	—	(45)
Interest Expense	—	—			—	—	—	—	(9)	(9)
Total Corporate and Other	—	—			—	(21)	(45)	—	(9)	(75)

Total Special Items (Pre-tax)	9	45			54	1,064	(167)	(1,174)	2,118	1,841

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items ³	2	(14)			(12)	200	(40)	(282)	19	(103)
Other tax impacts	—	—			—	—	(31)	—	205	174
Total Income Tax Expense (Benefit)	2	(14)			(12)	200	(71)	(282)	224	71

Less: Income (Loss) Attributable to Noncontrolling Interests
Net gain on asset dispositions	—	—			—	9	—	—	—	9
Impairment of certain DCP assets	—	—			—	—	—	—	(10)	(10)
Total Income (Loss) Attributable to Noncontrolling Interests	—	—			—	9	—	—	(10)	(1)

Total Phillips 66 Special Items (After-tax)	7	59			66	855	(96)	(892)	1,904	1,771

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—			—	—	—	—	—	—
NGL	—	—			—	68	—	—	(79)	(11)
Total Midstream	—	—			—	68	—	—	(79)	(11)

Refining
Atlantic Basin/Europe	—	(24)			(24)	—	(33)	—	11	(22)
Gulf Coast	—	—			—	—	—	—	—	—
Central Corridor	—	—			—	—	—	(948)	304	(644)
West Coast	—	—			—	—	—	—	(35)	(35)
Total Refining	—	(24)			(24)	—	(33)	(948)	280	(701)
1 Legal accruals related to ongoing litigation with Propel Fuels, Inc
2 Net gain on dispositions in the second quarter relates to the post-closing adjustments from the December 2025 sale of 65% of our interest in our Germany and Austria retail marketing business.
3 We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise generally use a local statutory income tax rate, but certain transactions may be partially exempt, which could result in a lower overall effective tax rate on these items. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION ¹

	Millions of Dollars
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	219	3,879			4,098	526	908	167	2,927	4,528
Depreciation and amortization	558	585			1,143	791	816	826	818	3,251
Impairments	8	9			17	26	4	951	79	1,060
Accretion on discounted liabilities	12	13			25	12	10	12	13	47
Deferred income taxes	67	66			133	(133)	(48)	14	345	178
Undistributed equity earnings	(86)	(514)			(600)	120	75	(55)	(20)	120
Net (gain) loss on dispositions	(6)	(117)			(123)	(1,087)	93	(11)	(1,979)	(2,984)
Unrealized investment (gain) loss ²	9	8			17	10	4	(4)	2	12
Other	(82)	388			306	(6)	58	20	(141)	(69)
Net working capital changes	(2,963)	2,942			(21)	(72)	(1,075)	(742)	708	(1,181)
Net Cash Provided by (Used in) Operating Activities	(2,264)	7,259			4,995	187	845	1,178	2,752	4,962

Cash Flows From Investing Activities
Capital expenditures and investments	(582)	(726)			(1,308)	(423)	(587)	(541)	(682)	(2,233)
Acquisitions, net of cash acquired	(66)	(113)			(179)	—	(2,220)	10	(1,288)	(3,498)
Return of investments in equity affiliates	26	15			41	25	18	15	32	90
Proceeds from asset dispositions	7	64			71	2,034	(3)	—	1,489	3,520
Other	9	22			31	(45)	58	29	(18)	24
Net Cash Provided by (Used in) Investing Activities	(606)	(738)			(1,344)	1,591	(2,734)	(487)	(467)	(2,097)

Cash Flows From Financing Activities
Issuance of debt ³	9,629	(2,740)			6,889	—	3,499	2,450	2,446	8,395
Repayment of debt	(1,965)	(3,936)			(5,901)	(1,287)	(1,088)	(1,612)	(4,787)	(8,774)
Issuance of common stock	84	17			101	23	2	68	14	107
Repurchase of common stock	(269)	(379)			(648)	(247)	(419)	(267)	(274)	(1,207)
Dividends paid on common stock	(509)	(508)			(1,017)	(469)	(487)	(484)	(482)	(1,922)
Distributions to noncontrolling interests	(22)	(24)			(46)	(14)	(81)	(28)	(41)	(164)
Contributions from noncontrolling interests	15	36			51	—	106	18	8	132
Other	(43)	(13)			(56)	(55)	(6)	(33)	(10)	(104)
Net Cash Provided by (Used in) Financing Activities	6,920	(7,547)			(627)	(2,049)	1,526	112	(3,126)	(3,537)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(16)	(25)			(41)	22	18	3	7	50

Net Change in Cash and Cash Equivalents, including cash classified within Assets held for sale	4,034	(1,051)			2,983	(249)	(345)	806	(834)	(622)
Cash and cash equivalents at beginning of period	1,116	5,150			1,116	1,738	1,489	1,144	1,950	1,738
Cash and Cash Equivalents at End of Period, including cash classified within Assets held for sale	5,150	4,099			4,099	1,489	1,144	1,950	1,116	1,116

Reconciliation of Cash and Cash Equivalents at end of period
Cash and Cash equivalents	5,150	4,099			4,099	1,489	1,052	1,845	1,116	1,116
Cash and cash equivalents included in Assets held for sale	—	—			—	—	92	105	—	—
Cash and cash equivalents at end of period, including cash classified within Assets held for sale	5,150	4,099			4,099	1,489	1,144	1,950	1,116	1,116

CAPITAL PROGRAM

	Millions of Dollars
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments ⁴
Midstream	343	428			771	216	384	347	284	1,231
Chemicals	—	—			—	—	—	—	—	—
Refining ¹	210	255			465	176	148	145	307	776
Marketing and Specialties	9	20			29	15	34	26	43	118
Renewable Fuels	10	6			16	9	9	15	23	56
Corporate and Other	10	17			27	7	12	8	25	52
Consolidated Capital Expenditures and Investments	582	726			1,308	423	587	541	682	2,233

Consolidated Capital Expenditures and Investments ¹ ⁴ ⁵
Growth	336	469			805	229	379	289	332	1,229
Sustaining	246	257			503	194	208	252	350	1,004
Consolidated Capital Expenditures and Investments	582	726			1,308	423	587	541	682	2,233

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments
CPChem (Chemicals)	133	129			262	182	225	202	187	796
WRB (Refining) ¹	—	—			—	21	44	34	—	99
Selected Equity Affiliates	133	129			262	203	269	236	187	895
1 Refer to Change in Basis of Presentation on page 14.
2 Represents the unrealized loss on our investment in NOVONIX. See NOVONIX Investment table on page 13 for more details.
3 Includes proceeds from borrowings, net of cash receipts and payments related to debt with an original maturity of three months or less, primarily related to commercial paper activity.
4 Excludes net acquisitions of $113MM, $66MM, $1,288MM, $(10)MM, $2,220MM and $58MM in Q2 2026, Q1 2026, Q4 2025, Q3 2025, Q2 2025, respectively.
5 Refer to Use of Non-GAAP Financial Information on page 14.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Transportation	247	250			497	243	242	194	239	918
NGL	344	535			879	508	489	503	399	1,899
Income before Income Taxes	591	785			1,376	751	731	697	638	2,817

Equity in Earnings of Affiliates
Transportation	92	89			181	97	87	82	87	353
NGL	11	10			21	13	11	11	11	46
Total	103	99			202	110	98	93	98	399

Depreciation and Amortization ¹
Transportation	45	52			97	44	43	73	50	210
NGL	229	232			461	189	217	205	209	820
Total	274	284			558	233	260	278	259	1,030

Operating and SG&A Expenses ²
Transportation	184	216			400	173	191	205	194	763
NGL	413	406			819	338	373	354	410	1,475
Total	597	622			1,219	511	564	559	604	2,238

Transportation Volumes (MB/D)
Pipelines ³	2,932	3,142			3,038	2,893	3,093	3,111	2,993	3,023
Terminals	3,180	3,433			3,307	2,938	3,074	3,127	3,226	3,092

PSX Other Volumes
Wellhead Volume (Bcf/D) ⁴	4.4	4.5			4.4	4.1	4.2	4.3	4.4	4.3
NGL Production (MB/D) ⁴	446	465			455	437	456	483	470	462
NGL Pipeline Throughput–Y-Grade to Market (MB/D) ⁵	930	943			937	704	956	999	1,006	917
NGL Fractionated (MB/D)	980	1,020			1,000	748	883	930	1,018	896

Market Indicators
Weighted-Average NGL Price ($/gal) ⁶	0.62	0.73			0.68	0.74	0.64	0.60	0.59	0.64
Henry Hub Natural Gas Price ($/MMBtu) ⁷	4.87	2.93			3.90	4.27	3.16	3.03	3.69	3.54
WTI ($/BBL) ⁷	71.98	93.21			82.59	71.46	63.86	65.03	59.22	64.89
1 Excludes D&A of all non-consolidated affiliates.
2 Excludes operating and SG&A expenses of all non-consolidated affiliates.
3 Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL's pipelines.
4 Includes 100% of DCP Midstream Class A Segment.
5 Represents volumes delivered to fractionation market hubs, including Mont Belvieu, Sweeny and Conway. Includes 100% of DCP Midstream Class A Segment and Phillips 66's direct interest in DCP Sand Hills Pipeline, LLC and
   DCP Southern Hills Pipeline, LLC.

6 Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.
7 Based on daily spot prices.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA ¹
Income before income taxes	591	785			1,376	751	731	697	638	2,817
Plus:
Depreciation and amortization	274	284			558	233	260	278	259	1,030
EBITDA	865	1,069			1,934	984	991	975	897	3,847

Special Item Adjustments (pre-tax):
Net gain on asset dispositions	—	—			—	(68)	—	—	—	(68)
Impairments	—	—			—	—	—	—	79	79
EBITDA, Adjusted for Special Items	865	1,069			1,934	916	991	975	976	3,858

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3	2			5	3	4	4	2	13
Proportional share of selected equity affiliates net interest	3	3			6	3	3	3	3	12
Proportional share of selected equity affiliates depreciation and amortization	23	24			47	23	24	33	21	101
Adjusted EBITDA attributable to noncontrolling interests	(34)	(52)			(86)	(60)	(50)	(51)	(50)	(211)
Adjusted EBITDA	860	1,046			1,906	885	972	964	952	3,773

Transportation
Income before income taxes	247	250			497	243	242	194	239	918
Plus:
Depreciation and amortization	45	52			97	44	43	73	50	210
EBITDA	292	302			594	287	285	267	289	1,128

Special Item Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
EBITDA, Adjusted for Special Items	292	302			594	287	285	267	289	1,128

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3	2			5	3	4	4	2	13
Proportional share of selected equity affiliates net interest	3	3			6	3	3	3	3	12
Proportional share of selected equity affiliates depreciation and amortization	15	16			31	15	15	23	12	65
Adjusted EBITDA attributable to noncontrolling interests	(7)	(7)			(14)	(8)	(6)	(5)	(7)	(26)
Adjusted EBITDA	306	316			622	300	301	292	299	1,192

NGL
Income before income taxes	344	535			879	508	489	503	399	1,899
Plus:
Depreciation and amortization	229	232			461	189	217	205	209	820
EBITDA	573	767			1,340	697	706	708	608	2,719

Special Item Adjustments (pre-tax):
Net gain on asset disposition	—	—			—	(68)	—	—	—	(68)
Impairments	—	—			—	—	—	—	79	79
EBITDA, Adjusted for Special Items	573	767			1,340	629	706	708	687	2,730

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	8	8			16	8	9	10	9	36
Adjusted EBITDA attributable to noncontrolling interests	(27)	(45)			(72)	(52)	(44)	(46)	(43)	(185)
Adjusted EBITDA	554	730			1,284	585	671	672	653	2,581
1 Refer to Use of Non-GAAP Financial Information on page 14.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income (loss) before Income Taxes	114	404			518	113	20	176	(12)	297

Equity in Earnings (Losses) of Affiliate	114	403			517	113	20	176	(12)	297

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings	228	806			1,034	226	40	351	(24)	593

Income (loss) before Income Taxes	238	828			1,066	235	50	360	(14)	631

Depreciation and Amortization	180	195			375	170	166	177	183	696

Net Interest Expense ¹	—	—			—	(2)	(1)	(1)	—	(4)

Investing Cash Flows – Outflows/(Inflows)
Capital Expenditures and Investments	266	258			524	363	450	405	374	1,592
Return of Investments from Equity Companies	—	—			—	—	(7)	(18)	(25)	(50)

Global Olefins and Polyolefins Capacity Utilization (%)	94%	91%			92%	100%	92%	104%	97%	98%

Market Indicator ²
Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	10.7	43.6			27.2	10.9	7.4	7.6	2.6	7.1

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA ³
Income (loss) before income taxes	114	404			518	113	20	176	(12)	297
Plus:
None	—	—			—	—	—	—	—	—
EBITDA	114	404			518	113	20	176	(12)	297

Special Item Adjustments (pre-tax):
Lower of cost or market inventory adjustment	(29)	—			(29)	—	—	—	31	31
EBITDA, Adjusted for Special Items	85	404			489	113	20	176	19	328

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	13	2			15	13	13	11	2	39
Proportional share of selected equity affiliates net interest	(1)	—			(1)	(1)	(1)	(1)	1	(2)
Proportional share of selected equity affiliates depreciation and amortization	115	122			237	119	116	122	123	480
Adjusted EBITDA	212	528			740	244	148	308	145	845
1 Net of interest income.
2 Source: IHS, Inc.
3 Refer to Use of Non-GAAP Financial Information on page 14.

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	367	352			719	(199)	49	250	302	402
Gulf Coast	204	953			1,157	(333)	101	119	252	139
Central Corridor ¹	(418)	1,599			1,181	(50)	392	(580)	671	433
West Coast	55	158			213	(355)	(183)	(307)	(403)	(1,248)
Income (Loss) before Income Taxes	208	3,062			3,270	(937)	359	(518)	822	(274)

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	7.21	7.20			7.20	(5.15)	1.00	4.94	5.65	2.09
Gulf Coast	3.87	17.80			10.88	(8.95)	1.93	2.19	5.10	0.72
Central Corridor ¹	(6.12)	21.07			8.18	(1.85)	13.67	(20.61)	8.74	2.70
West Coast	6.41	18.69			12.49	(16.60)	(8.37)	(15.06)	(41.08)	(16.99)
Worldwide	1.15	16.39			8.90	(7.53)	2.36	(3.38)	4.34	(0.44)

Realized Refining Margins ($/BBL) ²
Atlantic Basin/Europe	15.62	14.44			15.04	7.08	8.16	11.94	12.60	10.18
Gulf Coast	11.31	24.25			17.82	4.43	8.71	8.74	12.48	8.86
Central Corridor ¹	4.60	29.56			17.73	8.29	15.61	15.82	13.06	13.26
West Coast	13.12	29.65			21.31	7.12	14.06	12.31	8.85	10.86
Worldwide	10.11	24.08			17.21	6.81	11.25	12.15	12.48	10.88

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	—	(1)			(1)	(2)	(2)	(2)	(3)	(9)
Gulf Coast	—	—			—	—	—	—	—	—
Central Corridor ¹	—	—			—	(103)	—	33	—	(70)
West Coast	—	—			—	—	—	—	—	—
Total	—	(1)			(1)	(105)	(2)	31	(3)	(79)

Depreciation and Amortization ³
Atlantic Basin/Europe	57	57			114	56	53	54	53	216
Gulf Coast	66	67			133	72	67	66	66	271
Central Corridor ¹	76	81			157	41	41	43	79	204
West Coast	16	16			32	287	282	281	279	1,129
Total	215	221			436	456	443	444	477	1,820

Operating and SG&A Expenses ³
Atlantic Basin/Europe	317	326			643	379	289	256	280	1,204
Gulf Coast	299	255			554	390	262	263	275	1,190
Central Corridor ¹	613	525			1,138	171	159	180	522	1,032
West Coast	52	63			115	180	170	250	204	804
Total	1,281	1,169			2,450	1,120	880	949	1,281	4,230

Turnaround Expense, included in Operating and SG&A Expenses ³
Atlantic Basin/Europe	30	25			55	97	18	5	11	131
Gulf Coast	41	15			56	164	27	15	40	246
Central Corridor ¹	105	81			186	2	2	10	77	91
West Coast	2	2			4	7	6	6	7	26
Total	178	123			301	270	53	36	135	494

Taxes Other than Income Taxes
Atlantic Basin/Europe	20	16			36	22	20	17	18	77
Gulf Coast	29	25			54	35	24	26	23	108
Central Corridor ¹	42	41			83	26	25	26	19	96
West Coast	15	6			21	27	25	21	3	76
Total	106	88			194	110	94	90	63	357

Foreign Currency Gains (Losses) Pre-Tax	(12)	(15)			(27)	9	20	(4)	(4)	21

Refining—Equity Affiliate Information ¹
Equity in earnings (losses) of affiliates	—	(1)			(1)	(105)	(2)	31	(3)	(79)
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs ⁴	(26)	(20)			(46)	(141)	(234)	(262)	(25)	(662)
Equity affiliate-related expenses not included in Realized Refining Margins	(26)	(21)			(47)	(246)	(236)	(231)	(28)	(741)

Proportional Share of Certain Equity Affiliate Operating and SG&A Expenses ¹	19	19			38	200	185	186	19	590

Proportional Share of Certain Equity Affiliate Turnaround Expense, included in Equity Affiliate Operating and SG&A Expenses ¹	—	—			—	27	24	23	—	74

Operating expenses	1,229	1,144			2,373	1,074	848	909	1,229	4,060
Selling, general and administrative expenses	52	25			77	46	32	40	52	170
Refining Controllable Costs ¹ ⁵	1,281	1,169			2,450	1,120	880	949	1,281	4,230

Refining Controllable Costs ($/BBL) ¹ ⁵	7.08	6.26			6.67	9.00	5.79	6.18	6.76	6.83

Refining Adjusted Controllable Costs, Excluding Adjusted Turnaround Expense ($/BBL) ⁶	6.21	5.57			5.88	7.03	5.46	6.07	5.96	6.09
1 Refer to Change in Basis of Presentation on page 14.
2 Refer to Use of Non-GAAP Financial Information on page 14. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP
Reconciliations" section.
3 Excludes expenses of all equity affiliates.
4 Other costs associated with equity affiliates which do not flow through equity earnings (losses).
5 Excludes operating and SG&A expenses of all equity affiliates. See note on the use of non-GAAP measures. Also, see reconciliation of Refining operating and SG&A expenses to Refining Adjusted Controllable Costs per barrel included in the "Reconciliation of Refining Operating and SG&A Expenses to Refining Adjusted Controllable Costs" section.
6 Refer to Use of Non-GAAP Financial Information on page 14. Also, see reconciliation of Refining operating and SG&A expenses to Refining Adjusted Controllable Costs included in the "Reconciliation of Refining Operating and
SG&A Expenses to Refining Adjusted Controllable Costs" section.

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions) ¹
Income (Loss) before income taxes	208	3,062			3,270	(937)	359	(518)	822	(274)
Plus:
Depreciation and amortization	215	221			436	456	443	444	477	1,820
EBITDA	423	3,283			3,706	(481)	802	(74)	1,299	1,546

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—			—	—	—	—	(11)	(11)
Impairments	—	—			—	—	—	948	—	948
Los Angeles Refinery cessation costs	—	—			—	—	—	—	35	35
Legal accrual	—	24			24	—	33	—	—	33
Legal settlement	—	—			—	—	—	—	(181)	(181)
Pending claims and settlements	—	—			—	—	—	—	(123)	(123)
EBITDA, Adjusted for Special Items	423	3,307			3,730	(481)	835	874	1,019	2,247

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	—			—	2	3	1	—	6
Proportional share of selected equity affiliates depreciation and amortization	—	—			—	27	29	29	—	85
Adjusted EBITDA	423	3,307			3,730	(452)	867	904	1,019	2,338

Operating Statistics
Atlantic Basin/Europe ²
Crude Oil Charge Input (MB/D)	531	510			521	359	518	534	553	492
Total Processed Inputs (MB/D)	566	538			552	430	541	551	582	526
Crude Oil Capacity Utilization (%)	96%	92%			94%	67%	97%	99%	103%	92%
Clean Product Yield (%)	88%	87%			88%	89%	87%	88%	87%	88%

Gulf Coast
Crude Oil Charge Input (MB/D)	530	520			525	369	508	528	481	472
Total Processed Inputs (MB/D)	587	588			588	413	573	590	538	529
Crude Oil Capacity Utilization (%)	98%	96%			97%	70%	96%	100%	91%	89%
Clean Product Yield (%)	80%	81%			81%	81%	80%	81%	80%	80%

Central Corridor ³
Crude Oil Charge Input (MB/D)	734	800			767	521	550	549	805	606
Total Processed Inputs (MB/D)	760	834			797	536	566	567	834	626
Crude Oil Capacity Utilization (%)	92%	101%			97%	98%	104%	103%	104%	102%
Clean Product Yield (%)	90%	89%			90%	91%	90%	90%	94%	91%

West Coast
Crude Oil Charge Input (MB/D)	90	89			89	228	234	214	99	193
Total Processed Inputs (MB/D)	96	93			94	237	241	222	107	201
Crude Oil Capacity Utilization (%) ⁴	86%	84%			85%	93%	96%	88%	95%	93%
Clean Product Yield (%)	91%	89%			90%	89%	90%	87%	91%	89%

Worldwide—Including Proportional Share of Equity Affiliates ²
Crude Oil Charge Input (MB/D)	1,885	1,919			1,902	1,477	1,810	1,825	1,938	1,763
Total Processed Inputs (MB/D)	2,009	2,053			2,031	1,616	1,921	1,930	2,061	1,882
Crude Oil Capacity Utilization (%)	95%	96%			95%	80%	98%	99%	99%	94%
Clean Product Yield (%)	87%	86%			86%	87%	86%	86%	88%	87%
1 Refer to Use of Non-GAAP Financial Information on page 14.
2 Includes our proportional share of a refinery complex in Karlsruhe, Germany.
3 Refer to Change in Basis of Presentation on page 14.
4 In the fourth quarter 2025, we ceased fuel production and began idling the facilities at our Los Angeles Refinery, and the associated crude oil capacity is excluded in the calculation of this statistic beginning on October 1, 2025.

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe ¹
Gasoline	251	225			238	199	225	230	242	224
Distillates	231	228			230	166	232	242	253	223
Other	88	86			86	70	86	80	92	82
Total	570	539			554	435	543	552	587	529

Gulf Coast
Gasoline	236	236			236	184	243	245	221	223
Distillates	219	226			222	138	202	215	197	189
Other	140	134			137	87	134	137	121	120
Total	595	596			595	409	579	597	539	532

Central Corridor ²
Gasoline	379	408			394	263	276	271	432	311
Distillates	302	333			318	223	233	235	347	260
Other	84	91			88	56	63	65	63	62
Total	765	832			800	542	572	571	842	633

West Coast
Gasoline	51	50			51	131	135	117	58	110
Distillates	37	33			35	81	82	76	39	69
Other	7	10			9	24	21	26	9	20
Total	95	93			95	236	238	219	106	199

Worldwide—Including Proportional Share of Equity Affiliates
Gasoline	917	919			919	777	879	863	953	868
Distillates	789	820			805	608	749	768	836	741
Other	319	321			320	237	304	308	285	284
Total	2,025	2,060			2,044	1,622	1,932	1,939	2,074	1,893

Market Indicators
Crude and Crude Differentials ($/BBL) ³
WTI	71.98	93.21			82.59	71.46	63.86	65.03	59.22	64.89
Brent	80.61	104.52			92.57	75.66	67.82	69.07	63.69	69.06
ANS	77.00	103.66			90.33	75.99	68.92	70.07	64.00	69.74
WTI less Maya	5.52	4.18			4.85	6.36	5.39	4.03	4.90	5.17
WTI less WCS (settlement differential)	14.13	14.61			14.37	12.65	10.20	10.38	11.19	11.11

Natural Gas ($/MMBtu) ³
Henry Hub	4.87	2.93			3.90	4.27	3.16	3.03	3.69	3.54
1 Includes our proportional share of a refinery complex in Karlsruhe, Germany.
2 Refer to Change in Basis of Presentation on page 14.
3 Based on daily spot prices, unless otherwise noted.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income (Loss) before Income Taxes	(161)	583			422	1,282	571	251	2,396	4,500

Income (Loss) before Income Taxes ($/BBL)
U.S.	(1.14)	1.13			0.05	0.67	2.32	0.18	1.13	1.09
International	(3.27)	11.92			4.02	39.88	1.96	4.55	70.99	28.39

Realized Marketing Fuel Margins ($/BBL) ¹
U.S.	(0.47)	1.82			0.73	1.36	2.83	2.04	1.55	1.95
International	(3.53)	4.63			0.39	4.87	7.11	5.37	5.00	5.58

Other Realized Margins and Revenues not included in Marketing Fuel Margins ²	301	279			580	243	287	280	283	1,093

Equity in Earnings of Affiliates	35	135			170	36	38	36	36	146

Depreciation and Amortization ³	20	26			46	20	33	23	21	97

Operating and SG&A Expenses ³	316	354			670	346	351	603	365	1,665

Refined Products Sales (MB/D)
U.S. Marketing
Gasoline	1,144	1,210			1,177	1,080	1,191	1,164	1,196	1,158
Distillates	785	871			828	735	809	828	1,003	844
Other	19	34			26	13	28	13	19	18
Total	1,948	2,115			2,031	1,828	2,028	2,005	2,218	2,020

International Marketing
Gasoline	73	67			70	114	110	176	156	139
Distillates	131	121			126	171	162	165	151	162
Other	30	26			28	27	42	29	11	27
Total	234	214			224	312	314	370	318	328

Worldwide Marketing
Gasoline	1,217	1,277			1,247	1,194	1,301	1,340	1,352	1,297
Distillates	916	992			954	906	971	993	1,154	1,006
Other	49	60			54	40	70	42	30	45
Total	2,182	2,329			2,255	2,140	2,342	2,375	2,536	2,348

Foreign Currency Gains (Losses) Pre-Tax	(2)	1			(1)	2	1	(4)	(1)	(2)

Reconciliation of Marketing and Specialties Income (Loss) before Income Taxes to Adjusted EBITDA ⁴
Income (Loss) before income taxes	(161)	583			422	1,282	571	251	2,396	4,500
Plus:
Depreciation and amortization	20	26			46	20	33	23	21	97
EBITDA	(141)	609			468	1,302	604	274	2,417	4,597

Special Item Adjustments (pre-tax):
Legal accrual	20	41			61	—	—	241	21	262
Net (gain) loss on asset dispositions	—	(110)			(110)	(1,017)	89	(15)	(1,978)	(2,921)
EBITDA, Adjusted for Special Items	(121)	540			419	285	693	500	460	1,938

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3	10			13	2	—	—	—	2
Proportional share of selected equity affiliates net interest	9	8			17	10	10	10	10	40
Proportional share of selected equity affiliates depreciation and amortization	23	22			45	18	15	15	18	66
Adjusted EBITDA	(86)	580			494	315	718	525	488	2,046

1 Refer to Use of Non-GAAP Financial Information on page 14. Also, reconciliations of income (loss) before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin
Non-GAAP Reconciliations" section.
2 Excludes gain on dispositions and excise taxes on sales of refined products.
3 Excludes expenses of all equity affiliates.
4 Refer to Use of Non-GAAP Financial Information on page 14.

Phillips 66 Earnings Release Supplemental Data

RENEWABLE FUELS

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income (Loss) before Income Taxes	(41)	544			503	(185)	(133)	(43)	(19)	(380)

Operating and SG&A Expenses ¹	110	98			208	114	104	103	110	431

Operating Statistics
Total Renewable Fuels Produced (MB/D)	40	53			47	44	40	36	32	38
Total Renewable Fuel Sales (MB/D)	53	65			59	63	71	63	65	66

Market Indicators ²
Chicago Board of Trade (CBOT) soybean oil (dollars per pound)	0.58	0.73			0.66	0.44	0.49	0.53	0.50	0.49
California Low-Carbon Fuel Standard (LCFS) carbon credit (dollars per metric ton)	65.48	68.65			67.07	66.28	52.33	53.40	53.50	56.38
California Air Resource Board (CARB) ULSD - San Francisco (dollars per gallon)	2.93	4.19			3.56	2.44	2.52	2.55	2.37	2.47
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	1.44	2.12			1.78	0.79	1.08	1.13	1.03	1.01

Reconciliation of Renewable Fuels Income (Loss) before Income Taxes to Adjusted EBITDA ³
Income (Loss) before income taxes	(41)	544			503	(185)	(133)	(43)	(19)	(380)
Plus:
Depreciation and amortization	23	24			47	23	23	25	24	95
EBITDA	(18)	568			550	(162)	(110)	(18)	5	(285)

Special Item Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
EBITDA, Adjusted for Special Items	(18)	568			550	(162)	(110)	(18)	5	(285)
1 Excludes operating and SG&A expenses of all equity affiliates.
2 Based on daily spot prices, unless otherwise noted.
3 Refer to Use of Non-GAAP Financial Information on page 14.

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(451)	(407)			(858)	(376)	(428)	(364)	(372)	(1,540)

Detail of Gain (Loss) before Income Taxes
Net interest expense	(255)	(233)			(488)	(187)	(230)	(225)	(256)	(898)
Corporate overhead and other ¹	(187)	(168)			(355)	(174)	(196)	(145)	(114)	(629)
NOVONIX	(9)	(6)			(15)	(15)	(2)	6	(2)	(13)
Total	(451)	(407)			(858)	(376)	(428)	(364)	(372)	(1,540)

Net Interest Expense
Interest expense	(296)	(329)			(625)	(230)	(267)	(267)	(296)	(1,060)
Capitalized interest	10	15			25	9	3	8	1	21
Interest income	31	81			112	34	34	34	39	141
Total	(255)	(233)			(488)	(187)	(230)	(225)	(256)	(898)

NOVONIX Investment
Unrealized Investment Gain (Loss)	(10)	(6)			(16)	(15)	(3)	5	(2)	(15)
Unrealized Foreign Currency Transaction Gain	1	—			1	—	1	1	—	2
Change in Fair Value of NOVONIX Investment	(9)	(6)			(15)	(15)	(2)	6	(2)	(13)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA ²
Loss before income taxes	(451)	(407)			(858)	(376)	(428)	(364)	(372)	(1,540)
Plus:
Net interest expense	255	233			488	187	230	225	256	898
Depreciation and amortization	26	30			56	59	57	56	37	209
EBITDA	(170)	(144)			(314)	(130)	(141)	(83)	(79)	(433)

Special Item Adjustments (pre-tax):
Impairment	—	—			—	21	—	—	—	21
Professional advisory fees	—	—			—	—	45	—	—	45
Total Special Item Adjustments (pre-tax)	—	—			—	21	45	—	—	66
Change in Fair Value of NOVONIX Investment	9	6			15	15	2	(6)	2	13
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment	(161)	(138)			(299)	(94)	(94)	(89)	(77)	(354)

Other Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
Adjusted EBITDA	(161)	(138)			(299)	(94)	(94)	(89)	(77)	(354)

Foreign Currency Losses Pre-Tax	—	—			—	(2)	(4)	(4)	(2)	(12)

Phillips 66 Company
Total Debt	27,124	20,565			20,565	18,803	20,935	21,755	19,716	19,716
Total Equity	29,681	32,703			32,703	28,353	28,626	28,077	30,241	30,241
Debt-to-Capital Ratio (%)	48%	39%			39%	40%	42%	44%	39%	39%

Cash and cash equivalents at end of period, including cash classified within Assets held for sale	5,150	4,099			4,099	1,489	1,144	1,950	1,116	1,116
Net Debt-to-Capital Ratio (%) ²	43%	33%			33%	38%	41%	41%	38%	38%
1 Includes 2026 idling costs of $43 million and $38 million in Q1 2026 and Q2 2026, respectively, related to the idled Los Angeles and San Francisco Refineries.
2 Refer to Use of Non-GAAP financial information on page 14.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	219	3,879			4,098	526	908	167	2,927	4,528
Plus:
Income tax expense	41	1,092			1,133	122	212	32	526	892
Net interest expense	255	233			488	187	230	225	256	898
Depreciation and amortization	558	585			1,143	791	816	826	818	3,251
Phillips 66 EBITDA ¹	1,073	5,789			6,862	1,626	2,166	1,250	4,527	9,569

Special Item Adjustments (pre-tax):
Certain tax impacts	—	—			—	—	—	—	(11)	(11)
Net (gain) loss on asset dispositions	—	(110)			(110)	(1,085)	89	(15)	(1,978)	(2,989)
Impairments	—	—			—	21	—	948	79	1,048
Los Angeles Refinery cessation costs	—	—			—	—	—	—	35	35
Legal accrual	20	65			85	—	33	241	21	295
Legal settlement	—	—			—	—	—	—	(181)	(181)
Professional advisory fees	—	—			—	—	45	—	—	45
Pending claims and settlements	—	—			—	—	—	—	(123)	(123)
Lower of cost or market inventory adjustment	(29)	—			(29)	—	—	—	31	31
Total Special Item Adjustments (pre-tax)	(9)	(45)			(54)	(1,064)	167	1,174	(2,127)	(1,850)
Change in Fair Value of NOVONIX Investment ²	9	6			15	15	2	(6)	2	13
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment ¹	1,073	5,750			6,823	577	2,335	2,418	2,402	7,732

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	19	14			33	18	17	15	4	54
Proportional share of selected equity affiliates net interest	11	11			22	14	15	13	14	56
Proportional share of selected equity affiliates depreciation and amortization	161	168			329	187	184	199	162	732
Adjusted EBITDA attributable to noncontrolling interests	(34)	(52)			(86)	(60)	(50)	(51)	(50)	(211)
Phillips 66 Adjusted EBITDA ¹	1,230	5,891			7,121	736	2,501	2,594	2,532	8,363
1 Refer to Use of Non-GAAP financial information and Change in Basis of Presentation on page 14
2 See NOVONIX Investment table on page 13 for more details.
Use of Non-GAAP Financial Information - This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," "realized marketing fuel margin per barrel," "refining adjusted controllable costs per barrel," "net debt-to-capital", "cash flow from operations, excluding working capital", and "returns to shareholders". These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Refining controllable cost and Refining adjusted controllable costs per barrel are included to help facilitate comparisons with other companies in our industry on refinery operational performance. The GAAP measures most directly comparable to Refining controllable cost are operating expenses and selling, general and administrative expenses (SG&A). A reconciliation of refining operating and SG&A expenses to refining adjusted controllable costs plus our proportional share of operating and SG&A expenses of two refining equity affiliates that are reflected in earnings of affiliates, is included in this earnings release supplemental data. Net debt-to-capital ratio is included to help facilitate comparisons of leverage across periods and relative to other companies in our industry. The GAAP financial measure most directly comparable to net debt-to-capital ratio is debt-to-capital. Cash flow from operations, excluding working capital is included to show cash provided by operating activities before the effects of working capital changes. The GAAP financial measure most directly comparable to cash flow from operations, excluding working capital is cash provided by operating activities. Returns to shareholders is included to show the amount returned to shareholders based on GAAP amounts reported in the cash flow statement and derived from the related cash flow statement calculations. Reconciliations of debt-to-capital to net debt-to-capital and cash provided by operating activities to cash flow from operations excluding working capital are included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.

Sustaining capital expenditures demonstrate the capital required to maintain and extend the life of existing assets to ensure the ongoing operation and integrity of assets, including equipment, infrastructure, and facilities. A reconciliation of sustaining capital to consolidated capital expenditures and investments, excluding acquisitions and purchases of government obligations, is included in this earnings release supplemental data.
Changes in Basis of Presentation - in connection with the acquisition of the remaining 50% equity interest in WRB Refining (WRB), beginning October 1, 2025, the results in our Refining segment, correlating to our Central Corridor business, reflect consolidated results of 100% of the Borger Refinery and Wood River Refinery. Prior to October 1, 2025, our 50% investment in WRB was accounted for using the equity method and prior periods reflect our proportional share of our equity method investment.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	367	352			719	(199)	49	250	302	402
Plus:
Taxes other than income taxes	20	16			36	22	20	17	18	77
Depreciation, amortization and impairments	59	58			117	56	53	56	53	218
Selling, general and administrative expenses	9	12			21	6	8	7	10	31
Operating expenses	308	314			622	373	281	249	270	1,173
Equity in losses of affiliates	—	1			1	2	2	2	3	9
Other segment (income) expense, net	9	(66)			(57)	(6)	(33)	(1)	1	(39)
Proportional share of refining gross margins contributed by equity affiliates	26	20			46	21	22	24	25	92
Special items:
Certain tax impacts	—	—			—	—	—	—	(11)	(11)
Realized refining margins	798	707			1,505	275	402	604	671	1,952

Total processed inputs (MB) ¹	50,907	48,969			99,876	38,716	49,270	50,624	53,499	192,109
Adjusted total processed inputs (MB) ¹	50,907	48,969			99,876	38,716	49,270	50,624	53,499	192,109

Income (loss) before income taxes ($/BBL) ²	7.21	7.20			7.20	(5.15)	1.00	4.94	5.65	2.09
Realized refining margins ($/BBL) ³	15.62	14.44			15.04	7.08	8.16	11.94	12.60	10.18

GULF COAST
Income (loss) before income taxes	204	953			1,157	(333)	101	119	252	139
Plus:
Taxes other than income taxes	29	25			54	35	24	26	23	108
Depreciation, amortization and impairments	66	67			133	72	67	66	66	271
Selling, general and administrative expenses	1	8			9	9	5	7	7	28
Operating expenses	298	247			545	381	257	256	268	1,162
Other segment (income) expense, net	—	(2)			(2)	1	—	—	1	2
Special items:
None	—	—			—	—	—	—	—	—
Realized refining margins	598	1,298			1,896	165	454	474	617	1,710

Total processed inputs (MB)	52,864	53,522			106,386	37,206	52,111	54,239	49,459	193,015
Adjusted total processed inputs (MB)	52,864	53,522			106,386	37,206	52,111	54,239	49,459	193,015

Income (loss) before income taxes ($/BBL) ²	3.87	17.80			10.88	(8.95)	1.93	2.19	5.10	0.72
Realized refining margins ($/BBL) ³	11.31	24.25			17.82	4.43	8.71	8.74	12.48	8.86

CENTRAL CORRIDOR ⁴
Income (loss) before income taxes	(418)	1,599			1,181	(50)	392	(580)	671	433
Plus:
Taxes other than income taxes	42	41			83	26	25	26	19	96
Depreciation, amortization and impairments	76	81			157	41	44	992	79	1,156
Selling, general and administrative expenses	39	(5)			34	23	13	18	26	80
Operating expenses	574	530			1,104	148	146	162	496	952
Equity in (earnings) losses of affiliates	—	—			—	103	—	(33)	—	70
Other segment (income) expense, net	3	(3)			—	(12)	(28)	1	3	(36)
Proportional share of refining gross margins contributed by equity affiliates	—	—			—	120	212	238	—	570
Special items:
Legal settlement	—	—			—	—	—	—	(181)	(181)
Pending claims and settlements	—	—			—	—	—	—	(123)	(123)
Realized refining margins	316	2,243			2,559	399	804	824	990	3,017

Total processed inputs (MB)	68,400	75,902			144,302	27,169	28,710	28,113	76,703	160,695
Adjusted total processed inputs (MB) ¹	68,400	75,902			144,302	48,275	51,477	52,127	76,703	228,582

Income (loss) before income taxes ($/BBL) ²	(6.12)	21.07			8.18	(1.85)	13.67	(20.61)	8.74	2.70
Realized refining margins ($/BBL) ³	4.60	29.56			17.73	8.29	15.61	15.82	13.06	13.26
1 Includes our proportional share of processed inputs of an equity affiliate.
2 Income (loss) before income taxes divided by total processed inputs.
3 Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.
4 Refer to Change in Basis of Presentation on page 14.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
WEST COAST
Income (loss) before income taxes	55	158			213	(355)	(183)	(307)	(403)	(1,248)
Plus:
Taxes other than income taxes	15	6			21	27	25	21	3	76
Depreciation, amortization and impairments	16	16			32	288	282	281	279	1,130
Selling, general and administrative expenses	3	10			13	8	6	8	9	31
Operating expenses	49	53			102	172	164	242	195	773
Other segment (income) expense, net	(23)	8			(15)	12	14	7	6	39
Special items:
None	—	—			—	—	—	—	—	—
Realized refining margins	115	251			366	152	308	252	89	801

Total processed inputs (MB)	8,630	8,467			17,097	21,362	21,914	20,403	9,804	73,483
Adjusted total processed inputs (MB)	8,630	8,467			17,097	21,362	21,914	20,403	9,804	73,483

Income (loss) before income taxes ($/BBL) ¹	6.41	18.69			12.49	(16.60)	(8.37)	(15.06)	(41.08)	(16.99)
Realized refining margins ($/BBL) ²	13.12	29.65			21.31	7.12	14.06	12.31	8.85	10.86

WORLDWIDE ³
Income (loss) before income taxes	208	3,062			3,270	(937)	359	(518)	822	(274)
Plus:
Taxes other than income taxes	106	88			194	110	94	90	63	357
Depreciation, amortization and impairments	217	222			439	457	446	1,395	477	2,775
Selling, general and administrative expenses	52	25			77	46	32	40	52	170
Operating expenses	1,229	1,144			2,373	1,074	848	909	1,229	4,060
Equity in (earnings) losses of affiliates	—	1			1	105	2	(31)	3	79
Other segment (income) expense, net	(11)	(63)			(74)	(5)	(47)	7	11	(34)
Proportional share of refining gross margins contributed by equity affiliates	26	20			46	141	234	262	25	662
Special items:
Certain tax impacts	—	—			—	—	—	—	(11)	(11)
Legal settlement	—	—			—	—	—	—	(181)	(181)
Pending claims and settlements	—	—			—	—	—	—	(123)	(123)
Realized refining margins	1,827	4,499			6,326	991	1,968	2,154	2,367	7,480

Total processed inputs (MB)	180,801	186,860			367,661	124,453	152,005	153,379	189,465	619,302
Adjusted total processed inputs (MB) ¹ ⁴	180,801	186,860			367,661	145,559	174,772	177,393	189,465	687,189

Income (loss) before income taxes ($/BBL) ¹	1.15	16.39			8.90	(7.53)	2.36	(3.38)	4.34	(0.44)
Realized refining margins ($/BBL) ²	10.11	24.08			17.21	6.81	11.25	12.15	12.48	10.88

OPERATING AND SG&A EXPENSES NON-GAAP RECONCILIATION
RECONCILIATION OF REFINING OPERATING AND SG&A EXPENSES TO REFINING ADJUSTED CONTROLLABLE COSTS

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
WORLDWIDE ³
Turnaround expenses	178	123			301	270	53	36	135	494
Other operating expenses	1,051	1,021			2,072	804	795	873	1,094	3,566
Total operating expenses	1,229	1,144			2,373	1,074	848	909	1,229	4,060
Selling, general and administrative expenses	52	25			77	46	32	40	52	170
Refining Controllable Costs	1,281	1,169			2,450	1,120	880	949	1,281	4,230
Plus:
Proportional share of equity affiliate turnaround expenses ⁵	—	—			—	27	24	23	—	74
Proportional share of equity affiliate other operating and SG&A expenses ⁵	19	19			38	173	161	163	19	516
Total proportional share of equity affiliate operating and SG&A expenses ⁵	19	19			38	200	185	186	19	590
Special item adjustments (pre-tax):
Legal accrual	—	(24)			(24)	—	(33)	—	—	(33)
Los Angeles Refinery cessation costs	—	—			—	—	—	—	(35)	(35)
Refining Adjusted Controllable Costs	1,300	1,164			2,464	1,320	1,032	1,135	1,265	4,752

Total processed inputs (MB)	180,801	186,860			367,661	124,453	152,005	153,379	189,465	619,302
Adjusted total processed inputs (MB) ⁴	180,801	186,860			367,661	145,559	174,772	177,393	189,465	687,189

Refining Controllable Costs ($/BBL) ⁶	7.08	6.26			6.67	9.00	5.79	6.18	6.76	6.83
Refining turnaround expense ($/BBL) ⁶	0.98	0.66			0.82	2.17	0.35	0.23	0.71	0.80
Refining controllable costs, excluding turnaround expense ($/BBL) ⁶	6.10	5.60			5.85	6.83	5.44	5.95	6.05	6.03
Refining Adjusted Controllable Costs ($/BBL) ⁷	7.19	6.23			6.70	9.07	5.90	6.40	6.67	6.92
Refining adjusted turnaround expense ($/BBL) ⁷	0.98	0.66			0.82	2.04	0.44	0.33	0.71	0.83
Refining adjusted controllable costs, excluding adjusted turnaround expense ($/BBL) ⁷	6.21	5.57			5.88	7.03	5.46	6.07	5.96	6.09
1 Income (loss) before income taxes divided by total processed inputs.
2 Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.
3 Refer to Change in Basis of Presentation on page 14.
4 Includes our proportional share of processed inputs of an equity affiliate.
5 Represents proportional share of operating and SG&A of equity affiliates for our Refining segment that are reflected as a component of equity in earnings of affiliates on our consolidated statement of income.
6 Denominator is total processed inputs.
7 Denominator is adjusted total processed inputs.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
UNITED STATES
Income (loss) before income taxes	(200)	217			17	111	429	34	230	804
Plus:
Depreciation and amortization	12	14			26	13	12	11	12	48
Selling, general and administrative expenses	229	271			500	203	202	460	223	1,088
Equity in earnings of affiliates	(9)	(17)			(26)	(7)	(11)	(13)	(16)	(47)
Other operating revenues ¹	(122)	(145)			(267)	(105)	(121)	(129)	(116)	(471)
Other (income) expense, net	7	10			17	9	12	13	(15)	19
Special items:
None	—	—			—	—	—	—	—	—
Realized marketing fuel margins	(83)	350			267	224	523	376	318	1,441

Total fuel sales volumes (MB)	175,331	192,410			367,741	164,499	184,591	184,435	204,076	737,601

Income (loss) before income taxes ($/BBL)	(1.14)	1.13			0.05	0.67	2.32	0.18	1.13	1.09
Realized marketing fuel margins ($/BBL) ²	(0.47)	1.82			0.73	1.36	2.83	2.04	1.55	1.95

INTERNATIONAL
Income (loss) before income taxes	(69)	232			163	1,117	56	155	2,073	3,401
Plus:
Depreciation and amortization	2	1			3	2	13	5	2	22
Selling, general and administrative expenses	9	8			17	65	72	63	62	262
Equity in earnings of affiliates	(17)	(40)			(57)	(8)	(1)	(1)	—	(10)
Other operating revenues ¹	(1)	(1)			(2)	(12)	(8)	(9)	(7)	(36)
Other expense, net	1	—			1	3	—	—	4	7
Special items:
Net (gain) loss on asset dispositions	—	(110)			(110)	(1,017)	89	(15)	(1,978)	(2,921)
Marketing margins	(75)	90			15	150	221	198	156	725
Less: margin for nonfuel related sales	—	—			—	14	18	15	10	57
Realized marketing fuel margins	(75)	90			15	136	203	183	146	668

Total fuel sales volumes (MB)	21,090	19,466			40,556	28,011	28,560	34,035	29,202	119,808

Income (loss) before income taxes ($/BBL)	(3.27)	11.92			4.02	39.88	1.96	4.55	70.99	28.39
Realized marketing fuel margins ($/BBL) ²	(3.53)	4.63			0.39	4.87	7.11	5.37	5.00	5.58

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2026					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income before income taxes	260	4,971			5,231	648	1,120	199	3,453	5,420
Special items	(9)	(45)			(54)	(1,064)	167	1,174	(2,118)	(1,841)
Adjusted income (loss) before income taxes	251	4,926			5,177	(416)	1,287	1,373	1,335	3,579

Income tax expense	41	1,092			1,133	122	212	32	526	892
Special items	(2)	14			12	(200)	71	282	(224)	(71)
Adjusted income tax expense (benefit)	39	1,106			1,145	(78)	283	314	302	821

Effective tax rate (%) ³	15.9%	22.0%			21.7%	18.8%	19.0%	16.0%	15.2%	16.5%
Adjusted effective tax rate (%) ³	15.7%	22.4%			22.1%	18.8%	22.0%	22.9%	22.6%	22.9%
1 Includes other nonfuel revenues and expenses.
2 Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.
3 Effective tax rate (%) and Adjusted effective tax rate (%), as presented, are calculated using the underlying Income Tax Expense (Benefit) divided by Income (Loss) Before Income Taxes. As such, recalculated tax rate percentages using the rounded Income (Loss) Before Income Taxes and Income Tax Expense (Benefit) may differ from the presented tax rates (%).

Phillips 66 Earnings Release Supplemental Data

SELECTED PERFORMANCE METRICS

		Millions of Dollars, Except as Indicated
		2026					2025
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
	Reference Page
MIDSTREAM
Transportation Volumes - Pipeline (MB/D) ¹	5	2,932	3,142			3,038	2,893	3,093	3,111	2,993	3,023
Wellhead Volume (Bcf/D) ²	5	4.4	4.5			4.4	4.1	4.2	4.3	4.4	4.3
NGL Fractionated (MB/D)	5	980	1,020			1,000	748	883	930	1,018	896

CHEMICALS
Global Olefins and Polyolefins Capacity Utilization (%)	7	94%	91%			92%	100%	92%	104%	97%	98%
Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	7	10.7	43.6			27.2	10.9	7.4	7.6	2.6	7.1

REFINING
Total Processed Inputs (MB/D)	9	2,009	2,053			2,031	1,616	1,921	1,930	2,061	1,882
Crude Oil Capacity Utilization (%)	9	95%	96%			95%	80%	98%	99%	99%	94%
Clean Product Yield (%)	9	87%	86%			86%	87%	86%	86%	88%	87%
Refining Adjusted Controllable Costs, Excluding Adjusted Turnaround Expense ($/bbl) ³ ⁶	16	6.21	5.57			5.88	7.03	5.46	6.07	5.96	6.09

MARKETING AND SPECIALTIES
Worldwide Refined Product Sales (MB/D)	11	2,182	2,329			2,255	2,140	2,342	2,375	2,536	2,348

RENEWABLE FUELS
Total Renewable Fuels Produced (MB/D)	12	40	53			47	44	40	36	32	38

CORPORATE
Cash Flow from Operations, Excluding Working Capital ³	4	699	4,317			5,016	259	1,920	1,920	2,044	6,143
Returns to Shareholders % ³ ⁵	4	111%	21%			33%	276%	47%	39%	37%	51%
Net Debt-to-Capital Ratio (%) ⁴	13	43%	33%			33%	38%	41%	41%	38%	38%
1 Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL's pipelines.
2 Includes 100% of DCP Midstream Class A Segment.
3 Refer to Use of Non-GAAP Financial Information on page 14.
4 Refer to reconciliation to GAAP financial information on page 13.
5 "Returns to Shareholders" percentage is calculated as repurchases of common stock plus dividends paid on common stock divided by cash flow from operations, excluding working capital.
6 "Refining adjusted controllable costs" is the sum of operating and SG&A expenses for our Refining segment, plus our proportional share of operating and SG&A expenses of refining equity affiliates that are reflected in equity in earnings of affiliates. The sum of these amounts is also adjusted for any special items in the respective periods. The per barrel amounts are based on total processed units for the respective period. Refer to reconciliations on page 16.